Fixed Income Investor Presentation Second Quarter 2021 August 3, 2021 SANTANDER HOLDINGS USA, INC.

2 DISCLAIMER DISCLAIMER This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Banco Santander International (“BSI”), Santander Investment Securities Inc. (“SIS”), Santander Securities LLC (“SSLLC”), Santander Financial Services, Inc. (“SFS”), and Santander Asset Management, LLC, as well as several other subsidiaries. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the effects of regulation, actions and/or policies of the Federal Reserve, the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau, and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply, actions related to COVID- 19 as well as in the impact of changes in and interpretations of GAAP, including adoption of the Financial Accounting Standards Board’s current expected credit losses credit reserving framework, the failure to adhere to which could subject SHUSA and/or its subsidiaries to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practices, and reputational harm; (2) SHUSA’s ability to manage credit risk may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower of collateral, and changes in the credit quality of SHUSA’s customers and counterparties; (3) adverse economic conditions in the United States and worldwide, including the extent of recessionary conditions in the U.S. related to COVID-19 and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (4) inflation, interest rate, market and monetary fluctuations, including effects from the pending discontinuation of the London Interbank Offered Rate (“LIBOR”) as an interest rate benchmark, may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (5) the adverse impact of COVID-19 on our business, financial condition, liquidity, reputation and results of operations; (6) acts of God, including pandemics and other significant public health emergencies, other natural or man-made disasters, climate change, and SHUSA’s ability to deal with disruptions and increased risks or costs caused by such acts, emergencies and disasters; (7) the pursuit of protectionist trade or other related policies, including tariffs by the U.S., its global trading partners, and/or other countries, and/or trade disputes generally; (8) economic instability and recessionary conditions in Europe and negative economic effects related to the exit of the United Kingdom from the European Union; (9) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (10) risks SHUSA faces implementing its growth strategy, including SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (11) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its subsidiaries’ ability to pay dividends to it; (12) reduction in SHUSA’s access to funding or increases in the cost of its funding, such as in connection with changes in credit ratings assigned to SHUSA or its subsidiaries, or a significant reduction in customer deposits; (13) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (14) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (15) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share and impact our net income adversely; (16) Santander Consumer USA Inc.’s (“SC’s”) agreement with FCA US LLC (“Stellantis”) may not result in currently anticipated levels of growth and is subject to certain conditions that could result in termination of the agreement; (17) changes in customer spending, investment or savings behavior; (18) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA’s data processing and other information technology (“IT”) infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (19) SHUSA’s ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models and software SHUSA uses to manage its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA’s controls will prove insufficient, fail or be circumvented; (20) changing federal, state, and local laws and regulations that could materially adversely affect our business, including changes to tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (21) the costs and effects of regulatory or judicial actions or proceedings, including possible business restrictions resulting from such actions or proceedings; and (22) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (23) acts of terrorism or domestic or foreign military conflicts; and (24) the other factors that are described in Part I, Item IA – Risk Factors of SHUSA’s 2020 Annual Report on Form 10-K. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

3 Europe: 27% USA: 24% Mexico & Other: 7% South America : 31% Digital Consumer Bank: 11% Europe: 60% USA: 10% Mexico: 4% South America : 14% Digital Consumer Bank: 12% SANTANDER GROUP The United States is a core market for Santander, contributing 24% to 1H 2021 underlying attributable profit, up from 7% in 1H 2020. 1 2 Loans and advances to customers excluding reverse repurchase agreements As a % of operating areas. Excluding corporate center and Santander global platform * Figures in IFRS 1H 2021 Loans & Advances to Customers1 Contribution to 1H 2021 underlying attributable profit2 Santander (SAN SM, STD US) is a leading retail and commercial bank headquartered in Spain. It has a meaningful presence in 10 core markets in Europe and the Americas. €4.2B* Underlying Attributable Profit €940B* Total Gross Loans

SANTANDER HOLDINGS USA, INC.

SHUSA is the intermediate holding company ("IHC") for Santander US entities, SEC-registered and issues under the ticker symbol "SANUSA"

SHUSA Highlights

- 8 major locations
- $155B in assets
- 15,100 employees
- ~5M customers



SBNA
SIS
SC
BSI
SC operates in all 50 states
Company location

Santander

SHUSA[1]
100% Ownership

SBNA – Retail Bank
100% Ownership

$95B Assets

Products include:
- Commercial and **industrial ("C&I")**
- Multi-family
- Residential mortgage
- Auto and dealer floorplan financing

SC – Auto Finance
~80% Ownership*

$48B Assets

- Preferred auto finance provider to Stellantis
- Leading auto loan & lease originator & servicer
- #1 retail auto asset-**backed securities ("ABS")** issuer in 2020 in US
- Listed under the ticker symbol "SC" on the NYSE

BSI – Private Banking
100% Ownership

$8B Assets

- Private wealth management for HNW and UHNW clients

SIS – Broker Dealer
100% Ownership

$3B Assets

Investment banking services include:
- Global markets
- Global transaction banking
- Global debt financing
- Corporate finance

* As of June 30, 2021
1 Includes SSLLC, which offers personal investment & financial planning services to clients ($100M assets)

4

Santander

SANTANDER BANK

SBNA is a regional Northeast retail and commercial bank with a stable deposit base

SBNA Highlights

- 539 branches
- ~2,200 ATMs
  Includes 1,000 in CVS Pharmacy® locations.
- ~8,900 employees
- ~2 million customers



Goodwill, 2%
Other Loans, 1%
Home Equity, 4%
C&I* and Other Commercial, 19%
Other Assets, 6%
Residential, 6%
Commercial Real Estate ("CRE"), 8%
$95B Assets
Investments, 19%
Multi-family, 9%
Auto Loans , 11%
Cash, 15%

- Leverage auto finance capabilities and interconnectivity of Corporate and Investment Banking ("CIB") and Wealth Management businesses
- Execute digital, consumer lending, and branch transformation initiatives to improve customer experience and the profitability of the consumer banking business
- Adapt business strategy to mitigate revenue impact from lower rates
- Manage costs to improve efficiency and complete legacy regulatory remediation programs

5

* | Commercial and Industrial ("C&I")

Santander

6 Digital Auto SANTANDER CONSUMER USA SC Highlights ~5,200 employees ~3M customers 2.5M loans/leases7 servicing centers SC is a large and established nationwide auto finance provider across the full credit spectrum with demonstrated success through credit cycles Indirect Auto and OEM* Relationships ► $64 billion in average managed assets (includes loans, leases and assets serviced for others) ► Preferred auto finance provider for Stellantis providing loans, leases, and dealer floorplan financing * Original equipment manufacturer

Q2 2021 HIGHLIGHTS

Strategy

- In June, S&P and Fitch upgraded San US outlook to “Stable” from “Negative” (see page 19 for details)
- On July 2nd, SHUSA offered to acquire the remaining float in SC that it does not yet own for $39/share.
- On July 15th, SHUSA reached an agreement to acquire Pierpont Capital Holdings LLC (parent company of Amherst Pierpont Securities), a market-leading independent fixed-income broker dealer, for a total consideration of approximately $450 million

Deposits & Originations

- Deposits of $81B, up 9% YoY
- Record Q2 auto originations of $10.5B ($2.6B in loans through SBNA); 34% penetration rate with Stellantis

Profitability

- SHUSA attributable profit of $959M, driven by better credit performance and net recoveries
- PPNR[1] of $1.2B, up 37% YoY (excluding $1.9BN goodwill impact in Q2 ’20) driven by lower interest expense, strong auto lease income, and normalization of business activities

Balance Sheet & Liquidity

- In Q2, SC completed $5.3B of ABS and $0.3B of prime auto loan sales
- In April, SHUSA sold majority of its SFS portfolio with no material gain[2]
- On May 17th, BSI completed the acquisition of the Miami office of global wealth management company, Credit Agricole, to take over management of $3.1B client assets and liabilities

Credit Performance

- Solid credit performance due to lower charge-offs across the portfolio driven by the economic recovery
- SBNA Q2 net charge-off ratio of 0.2%, down 23 bps YoY
- SC Q2 net charge-off ratio of (1.0)%, down 700 bps YoY; recovery rate of 114.9% up from 45.7% YoY

Reserves & Capital

- Allowance ratio of 7.5%, down 30 bps YoY
- Common equity Tier 1 (“CET1”) ratio of 17.6%, up 60 bps versus Q1 2021

1 Pre-provision net revenue
2 SFS includes all non-performing loans and repossessed assets from sale of Santander BanCorp (“SBC”) in 3Q 2020

7
Santander

8 Allowance Ratios June 30, 2021 March 30, 2021 June 30, 2020 January 1, 2020 (Dollars in Millions) (Unaudited) (Unaudited) (Unaudited) (Estimated) Total loans held for investment (“LHFI”) $93,131 $91,059 $91,294 $92,705 Total ACL1 $7,014 $7,285 $7,236 ~$6,284 Total Allowance Ratio 7.5% 8.0% 7.8% ~6.8% ALLOWANCE FOR CREDIT LOSSES (“ACL”) Under the Federal Reserve’s December 2020 stress test (Severely Adverse Scenario): ►Q2 2021 ending ACL represents ~78% of stress test losses ►SHUSA’s stressed capital ratio of 14.4% ranked in the top quartile among participating banks ►PPNR of $7.2 billion (4.7% of average assets) ranked in the top quartile among participating banks 1 Includes ACL for unfunded commitments Strong credit performance, including net recoveries and improving macroeconomic conditions, led to lower reserves QoQ despite higher loan balances

9 SHUSA QUARTERLY PROFITABILITY NET INTEREST INCOME ($M) PRE-TAX INCOME ($M) NET INCOME ATTRIBUTABLE TO SHUSA1,2 ($M) PRE-PROVISION NET REVENUE ($M) 1 Net income includes noncontrolling interest (“NCI”). 2 * See Appendix for the consolidating income statement. See Appendix for further details Q2 results driven by strong PPNR and solid credit performance across the portfolio Non-GAAP measure*, Q2 2020 excludes goodwill impairment and Q3 2020 excludes tax consolidation benefit from increased SC ownership and SBC sale gains

10 Stable NIM as deposit pricing initiatives and hedges offset impact of divestitures SC SHUSA SBNA NIM Down 100bps Up 100bps INTEREST RATE RISK SENSITIVITY (Change in annual net interest income for parallel rate movements) 1 Divestures include sale of SBC in Q3 20 and unsecured personal lending portfolio in Q1 21 1 4.9% 5.3% 5.3% 5.3% 5.0% 8.5% 9.9% 10.3% 10.7% 11.3% 2.5% 2.6% 2.6% 2.5% 2.4% 2Q20 3Q20 4Q20 1Q21 2Q21 -0.7% -1.1% -1.1% -1.7% -2.0% 1.9% 1.9% 3.2% 3.4% 4.7% 2Q20 3Q20 4Q20 1Q21 2Q21 NET INTEREST MARGIN & INTEREST RATE RISK SENSITIVITY

11 Money market, 22% Secured structured financings, 17% Noninterest- bearing demand, 16% Equity, 15% Other borrowings, 9% Interest-bearing demand, 8% Other Liabilities, 5% Savings, 4% CDs, 2% FHLB Borrowings, 1% Credit facilities, 1% Auto Loans, 28% C&I, 15% Investments, 13% Cash, 11% Auto Leases , 10% Residential & Home Equity, 6% CRE, 5% Multi-family, 5% Other Assets, 4% Goodwill and Other Intangibles, 2% Other Consumer Loans, 1% BALANCE SHEET OVERVIEW 1 Includes restricted cash and loans held-for-sale 2 Operating leases 3 Federal Home Loan Bank 4 Certificates of deposit * See Appendix for the consolidated balance sheet $155B Assets $132B Liabilities $23B Equity 2 1 3 4

12 31 31 33 34 35 19 18 22 20 25 12 10 11 12 136 5 5 5 5 6 5 4 4 3$74 $69 $75 74 $81 2Q20 3Q20 4Q20 1Q21 2Q21 Money Market NIB Deposits IB Deposits Savings CD 55 51 53 55 56 50 48 46 43 43 19 18 22 20 25 20 21 21 22 23 8 8 7 7 8 $152 $146 $149 147 155 2Q20 3Q20 4Q20 1Q21 2Q21 IB Deposits Borrowed Funds NIB Deposits Equity Other Liabilities 97 94 94 92 94 19 18 18 19 19 11 9 13 11 17 16 16 16 16 16 9 9 8 9 9 $152 $146 $149 147 155 2Q20 3Q20 4Q20 1Q21 2Q21 Gross Loans Investments Short-Term Funds Leases Other Assets 37 41 41 41 43 25 24 24 24 24 16 16 16 16 16 16 16 16 16 16 12 11 11 10 10 7 2 3 2 2 $113 $110 $111 $109 $111 2Q20 3Q20 4Q20 1Q21 2Q21 Auto C&I Leases CRE Res. Mtg Other LOANS1 & LEASES ($B) LIABILITIES & EQUITY ($B)ASSETS ($B) DEPOSITS ($B) Deposits of $81B, up 9% YoY; loans slightly up YoY excluding the sale of SBC BALANCE SHEET TRENDS 1 Other Assets includes securities purchased under repurchase agreements 2 Other Liabilities includes securities sold under repurchase agreements * ** Non-interest bearing deposits Interest bearing deposits * ** 1 2 s

13 2Q21 1Q21 2Q20 QoQ (%) YoY (%) Senior Unsecured Debt 10.1 10.5 11.0 (3.8) (7.8) FHLB Advances 0.9 0.9 5.4 (1.6) (84.3) Third-Party Secured Funding 0.8 2.3 3.9 (67.6) (80.5) Amortizing Notes 5.2 5.7 9.7 (9.1) (46.9) Public Securitizations 22.0 20.0 17.9 10.1 23.1 SC - Santander 4.0 4.0 2.0 Flat 100.0 Total SHUSA Funding 42.9 43.4 49.9 (1.2) (13.9) 31.5 30.1 30.3 28.0 28.0 11.0 10.9 10.9 10.5 10.1 5.4 3.1 1.2 0.9 0.9 2.0 4.0 4.0 4.0 4.0 $49.9 $48.1 $46.4 $43.4 $42.9 2Q20 3Q20 4Q20 1Q21 2Q21 SC Holdco SBNA SC - Santander BORROWED FUNDS PROFILE Total Funding ($ in billions) Total funding of $42.9 in Q2, down 14% YoY ►Reduction in FHLB advances YoY driven by significant deposit growth ►Third-party secured funding reduction YoY facilitated by increase in off-balance sheet securitizations

14 $1.2 3ML+110bps$0.7 3.70% $0.4 3.50% $1.1 4.50% $0.5 4.45% $1.0 3.40% $1.0 3.50% $1.0 3.45% $1.0 3.224% $1.0 4.40% $0.5 5.827% $0.8 2.875% $0.5 $0.7 $3.1 $1.8 $2.1 $1.0 $1.0 2021 2022 2023 2024 2025 2026 2027 Private placement Public issuance Internal TLAC SHUSA DEBT & TOTAL LOSS-ABSORBING CAPACITY Total Loss-Absorbing Capacity (“TLAC”) As of Q2 2021, SHUSA met the Federal Reserve’s TLAC and long-term debt (“LTD”) requirements1, with 24.3% TLAC, 6.7% eligible LTD1 and a CET1 ratio2 of 17.6%. 1 SHUSA’s requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of risk-weighted assets 2 Senior debt issuance, unless otherwise noted * 3-Month LIBOR Debt Maturity Schedule2 ($ In Billions)

15 12.5% 13.2% 13.8% 14.2% 14.8% 2Q20 3Q20 4Q20 1Q21 2Q21 15.7% 16.9% 17.4% 18.6% 19.3% 2Q20 3Q20 4Q20 1Q21 2Q21 17.1% 18.3% 18.8% 20.0% 20.7% 2Q20 3Q20 4Q20 1Q21 2Q21 14.3% 15.4% 15.9% 17.0% 17.6% 2Q20 3Q20 4Q20 1Q21 2Q21 CAPITAL RATIOS CET1 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO TIER 1 LEVERAGE RATIO CET1 increase driven by improved credit performance, strong net income and asset sales

16 281.8% 300.6% 248.8% 219.1% 184.2% 2Q20 3Q20 4Q20 1Q21 2Q21 2.19% 2.25% 2.22% 2.09% 1.93% 2Q20 3Q20 4Q20 1Q21 2Q21 0.78% 0.75% 0.89% 0.96% 1.05% 2Q20 3Q20 4Q20 1Q21 2Q21 0.45% 0.33% 0.48% 0.25% 0.22% 2Q20 3Q20 4Q20 1Q21 2Q21 SBNA ASSET QUALITY Strong credit performance in Q2 due to substantial drop in net charge-offs. ALLL* coverage ratio remains relatively stable. ANNUALIZED NET CHARGE-OFF RATIO ALLL TO TOTAL LOANS RESERVE COVERAGE (ALLL/NPL) NONPERFORMING LOAN (“NPL”) RATIO * Allowance for loan and lease losses (“ALLL”)

17 SC AUTO ORIGINATIONS 1 Approximate FICO scores 2 Includes nominal capital lease originations 3 4 Includes SBNA originations Asset sales and SBNA originations remain off SC’s balance sheet in the serviced-for-others portfolio Record Q2 auto originations of $10.5 billion, up 34% YoY Penetration rate of 34% with Stellantis, down 330 bps due to lower exclusive incentives YoY Three Months Ended Originations ($ in Millions) Q2 2021 Q1 2021 Q2 2020 QoQ YoY Total Core Retail Auto 3,812$ 2,797$ 2,135$ 36% 79% Chrysler Capital Loans (<640) 1 1,597 1,317 1,131 21% 41% Chrysler Capital Loans (≥640) 1 3,021 2,343 3,557 29% (15%) Total Chrysler Capital Retail 4,618 3,660 4,688 26% (2%) Total Leases 2 2,070 2,157 989 (4%) 109% Total Auto Originations 3 10,500$ 8,614$ 7,812$ 22% 34% SBNA Originations 4 2,558$ 1,977$ 1,724$ 29% 48% % Variance

18 SC DELINQUENCY AND LOSS 6.4% 8.1% 8.3% 7.7% 6.0% 0.6% 3.5% 3.0% -1.0% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 SC Recovery Rates1 (% of Gross Loss) Net Charge-off Rates2 Delinquency Ratios: 30-59 Days Delinquent, Retail Installment Contracts (“RICs”), Held For Investment (“HFI”) Delinquency Ratios: >59 Days Delinquent, RICs, HFI Gross Charge-off Rates Late stage delinquencies flat YoY Gross charge-off rate decreased 450 bps YoY SC’s Q2 recovery rate of 115% remains elevated due to low gross losses and continued strength in wholesale auction prices Net charge-off rate decreased 700 bps YoY Early stage delinquencies increased 120 bps YoY Delinquencies and charge-offs remain low due to disciplined underwriting, government stimulus and strong used vehicle prices 60.3% 55.9% 52.2% 50.1% 45.7% 91.4% 64.2% 69.1% 114.9% 16.1% 18.3% 17.3% 15.5% 11.1% 6.8% 9.9% 9.7% 6.6% 4.7% 4.7% 5.1% 4.6% 2.4% 2.4% 3.1% 2.2% 2.4% 9.4% 9.5% 9.7% 4.3% 5.0% 6.0% 4.4% 5.5% 1 Recovery Rate – Includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 2 Net charge-off rates on RICs, HFI

19 Santander1 A2 SHUSA Baa3 SBNA2 Baa1 Santander1 A SHUSA BBB+ SBNA A- RATING AGENCIES Stable outlook (June 7, 2021) SHUSA and SBNA ratings impacted by the overall ratings of Santander SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A SHUSA BBB+ SBNA BBB+ Stable outlook (June 25, 2021) Stable outlook (June 24, 2021) 1 2 Senior preferred rating SBNA long-term issuer rating

APPENDIX

21 CONSOLIDATING INCOME STATEMENT 1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation. 2 3 The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. SHUSA net income includes NCI. For the three-month period ended June 30, 2021 ($ in Millions) SBNA SC Other (1) IHC Entities (2) SHUSA Interest income 528$ 1,255$ 9$ 23$ 1,815$ Interest expense (24) (237) (20) (2) (283) Net interest income 504$ 1,018$ (11)$ 21$ 1,532$ Fees & other income/(expense) 145 944 (30)$ 118 1,177 Other non-interest income 6 - - (1)$ 5 Net revenue/(loss) 655$ 1,962$ (41)$ 138$ 2,714$ General, administrative and other expenses (511) (836) (40) (105) (1,492) Credit loss (expense) / benefit 53 264 - - 317 Income/(loss) before taxes 197$ 1,390$ (81)$ 33$ 1,539$ Income tax (expense)/benefit (17) (332) (13) (10) (372) Net income/(loss) 180 1,058 (94) 23 1,167 Less: Net income attributable to NCI (3) - 208 - - 208 Net income attributable to SHUSA 180 850 (94) 23 959

CONSOLIDATING BALANCE SHEET

($ in Millions, unaudited)

Assets		SBNA		SC		June 30, 2021 Other[1]		IHC Entities[2]		SHUSA
Cash and cash equivalents	$	14,611	$	322	$	(281)	$	1,889	$	16,541
Federal funds sold and securities purchased		553	$	-	$	-	$	-	$	553
Investments available-for-sale at fair value		11,401		91		-		110		11,602
Investments held-to-maturity		5,902		116		(1)		645		6,662
Other investment securities[3]		776		3		1		750		1,530
LHFI		54,998		33,120		(37)		5,050		93,131
Less ALLL		(1,069)		(5,818)		-		(2)		(6,889)
Total Loans HFI, net	$	53,929	$	27,302	$	(37)	$	5,048	$	86,242
Goodwill		1,554		74		968		-		2,596
Other assets		6,467		20,337	$	(682)		3,338		29,460
Total assets	$	95,193	$	48,245	$	(32)	$	11,780	$	155,186

Liabilities and Stockholder's Equity		SBNA		SC		Other[1]		IHC Entities[2]		SHUSA
Federal funds purchased and securities loaned or sold		576		-		-		-		576
Deposits	$	77,944	$	-	$	(3,539)	$	6,463	$	80,868
Borrowings and other debt obligations		1,850		38,203		2,859		28		42,940
Other liabilities		2,752		2,812		(1,127)		3,262		7,699
Total liabilities	$	83,122	$	41,015	$	(1,807)	$	9,753	$	132,083
Stockholder's equity, including NCI		12,071		7,230		1,775		2,027		23,103
Total liabilities and stockholder's equity	$	95,193	$	48,245	$	(32)	$	11,780	$	155,186

1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation.
2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
3 Other investment securities include trading securities.

22

Santander

23 SHUSA: QUARTERLY TRENDED STATEMENT OF OPERATIONS ($ in Millions) 2Q20 3Q20 4Q20 1Q21 2Q21 Interest income 1,968$ 1,991$ 1,951$ 1,925$ 1,815$ Interest expense (429) (370) (338) (306) (283) Net interest income ("NII") 1,539$ 1,621$ 1,613$ 1,619$ 1,532$ Fees & other income 764 1,175 962 1,175 1,177 Other NII 23 - - 10 5 Net revenue 2,326$ 2,796$ 2,575$ 2,804$ 2,714$ General, administrative, and other expenses (3,431) (1,568) (1,626) (1,548) (1,492) Credit loss (expense) / benefit (977) (406) (299) (76) 317 Income before taxes (2,082)$ 822$ 650$ 1,180$ 1,539$ Income tax (expense)/benefit 186 53 (162) (287) (372) Net income (1,896) 875 488 893 1,167 Less: Net income attributable to NCI (23) 102 102 145 208 Net income attributable to SHUSA (1,873) 773 386 748 959 2Q20 3Q20 4Q20 1Q21 2Q21 NIM 4.9% 5.3% 5.3% 5.3% 5.0%

24 SHUSA: NON-GAAP RECONCILIATIONS ($ in Millions) 2Q20 3Q20 4Q20 1Q21 2Q21 SHUSA pre-tax pre-provision income Pre-tax income, as reported (2,082)$ 822$ 650$ 1,180$ 1,539$ (Release of)/provision for credit losses 977 406 299 76 (317) Pre-tax pre-provision Income (1,105) 1,228 949 1,256 1,222 CET1 to risk-weighted assets CET1 capital 17,173$ 17,921$ 18,368$ 19,020 19,895 Risk-weighted assets 119,862 116,060 115,206 111,868 113,295 Ratio 14.3% 15.4% 15.9% 17.0% 17.6% Tier 1 leverage Tier 1 capital 18,825$ 19,570$ 20,048$ 20,809 21,868 Avg total assets, leverage capital purposes 151,148 148,387 145,623 146,589 148,072 Ratio 12.5% 13.2% 13.8% 14.2% 14.8% Tier 1 risk-based Tier 1 capital 18,825$ 19,570$ 20,048$ 20,809$ 21,868$ Risk-weighted assets 119,862 116,060 115,206 111,868 113,295 Ratio 15.7% 16.9% 17.4% 18.6% 19.3% Total risk-based Risk-based capital 20,502$ 21,190$ 21,659$ 22,370$ 23,446$ Risk-weighted assets 119,862 116,060 115,206 111,868 113,295 Ratio 17.1% 18.3% 18.8% 20.0% 20.7%

25 $(1,687) $149 $86 $134 $144 2Q20 3Q20 4Q20 1Q21 2Q21 $(1,953) $81 $40 $194 $197 2Q20 3Q20 4Q20 1Q21 2Q21 $(1,755) $48 $14 $157 $180 2Q20 3Q20 4Q20 1Q21 2Q21 $502 $515 506 500 504 2.54% 2.65% 2.58% 2.51% 2.44% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $100 $200 $300 $400 $500 $600 2Q20 3Q20 4Q20 1Q21 2Q21 SBNA: QUARTERLY PROFITABILITY NET INTEREST INCOME ($M) PRE-TAX INCOME ($M)1 NET INCOME/(LOSS) ($M)1 PRE-PROVISION NET REVENUE ($M)1 1 Includes non-recurring goodwill impairment in Q2 2020

26 SBNA: QUARTERLY TRENDED STATEMENT OF OPERATIONS ($ in Millions) 2Q20 3Q20 4Q20 1Q21 2Q21 Interest income 591$ 572$ 549$ 532$ 528$ Interest expense (89) (57) (43) (32) (24) NII 502$ 515$ 506$ 500$ 504$ Fees & other income 132 151 145 135 145 Other non-interest income 22 - - 10 6 Net revenue 656$ 666$ 651$ 645$ 655$ General, administrative & other expenses (2,343) (517) (565) (511) (511) Credit loss (expense) / benefit (266) (68) (46) 60 53 Income before taxes (1,953)$ 81$ 40$ 194$ 197$ Income tax expense 198 (33) (26) (37) (17) Net income/(loss) (1,755)$ 48$ 14$ 157$ 180$ 2Q20 3Q20 4Q20 1Q21 2Q21 NIM 2.5% 2.6% 2.6% 2.5% 2.4%

27 SBNA: QUARTERLY AVERAGE BALANCE SHEET Average Yield/ Average Yield/ Average Yield/ Average Yield/ ($ in Millions) Balance Rate Balance Rate Balance Rate Balance Rate Assets Deposits and investments 27,546$ 0.75% 24,937$ 0.86% 2,609$ (0.11%) 21,766$ 1.34% Loans 54,995 3.47% 54,811 3.49% 184 (0.02%) 57,233 3.62% ALL (1,130) --- (1,205) --- 75 --- (1,035) --- Other assets 8,499 --- 8,755 --- (256)$ --- 11,080 --- Total assets 89,910$ 2.35% 87,298$ 2.44% 2,612$ (0.09%) 89,044$ 2.66% Liabilities and stockholder's equity IB demand deposits 11,734$ 0.05% 11,049$ 0.05% 685$ 0.00% 9,844$ 0.03% NIB demand deposits 18,606 --- 17,669 --- 937 --- 14,930 --- Savings 5,425 0.04% 4,989 0.04% 436 0.00% 4,215 0.04% Money market 34,946 0.16% 34,665 0.21% 281 (0.05%) 30,251 0.51% CDs 2,726 0.83% 3,341 1.17% (615) (0.34%) 5,967 1.59% Borrowed funds 2,063 0.46% 1,109 0.63% 954 (0.17%) 7,205 1.41% Other liabilities 2,317 --- 2,473 --- (156) --- 2,825 --- Equity 12,093 --- 12,003 --- 90 --- 13,807 --- Total liabilities and stockholder's equity 89,910$ 0.11% 87,298$ 0.15% 2,612$ (0.04%) 89,044$ 0.40% NIM 2.44% 2.51% (0.07%) 2.54% 2Q21 1Q21 QoQ Change 2Q20

28 $56.7 $59.4 $62.0 $64.5 $67.4 0.28% 0.22% 0.17% 0.12% 0.10% -0.70% -0.20% 0.30% 0.80% 1.30% 1.80% - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 2Q20 3Q20 4Q20 1Q21 2Q21 Non-Maturity Deposit Balances Avg. Interest Cost $62.6 $64.4 $65.9 $67.8 $70.1 0.40% 0.31% 0.24% 0.17% 0.12% -0.30% 0.20% 0.70% 1.20% 1.70% - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 2Q20 3Q20 4Q20 1Q21 2Q21 Total Deposits Avg. Interest Cost SBNA: FUNDING – DEPOSITS 1 2 Represents average quarterly balances. SBNA total deposits less the SHUSA cash deposit held at SBNA. AVERAGE NON-MATURITY DEPOSIT BALANCES1,2 ($B) AVERAGE TOTAL DEPOSIT BALANCE1,2 ($B)

29 5.02% 5.16% 6.00% 6.79% 8.33% 2Q20 3Q20 4Q20 1Q21 2Q21 443 414 493 526 580 2Q20 3Q20 4Q20 1Q21 2Q21 2,760 2,822 3,343 3,737 3,697 4.8% 5.1% 6.1% 6.8% 6.7% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2Q20 3Q20 4Q20 1Q21 2Q21 Criticized Balances Criticized Ratio 0.55% 0.50% 0.67% 0.39% 0.38% 2Q20 3Q20 4Q20 1Q21 2Q21 NPLs SBNA: ASSET QUALITY 1 Criticized = loans that are categorized as special mention, substandard, doubtful, or loss 2 Delinquency = accruing loans 30-89 days past due (“DPD”) plus accruing loans 90+ DPD 3 See appendix for non-GAAP measurement reconciliation of Texas Ratio DELINQUENCY2 TEXAS RATIO3 CRITICIZED BALANCES1

30 $5.9 $6.1 $6.0 $6.2 $6.4 0.5% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 2Q20 3Q20 4Q20 1Q21 2Q21 $8.4 $8.2 $7.9 $7.7 $7.5 0.7% 0.8% 1.2% 1.3% 2.0% 0.0% 0.0% 0.1% 0.1% 0.2% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 2Q20 3Q20 4Q20 1Q21 2Q21 $7.6 $7.2 $6.9 $6.4 $6.1 0.8% 0.8% 1.1% 1.5% 2.0% (-0.2%) (-0.2%) 0.0% 0.0% 0.0% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2Q20 3Q20 4Q20 1Q21 2Q21 $4.4 $4.2 $4.0 $3.9 $3.72.2% 2.1% 2.1% 2.2% 2.5% (0.1%) (0.1%) 0.0% 0.0% 0.0% (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $3.0 $3.2 $3.4 $3.6 $3.8 $4.0 $4.2 $4.4 $4.6 2Q20 3Q20 4Q20 1Q21 2Q21 SBNA: ASSET QUALITY (CONTINUED) 1 * CRE is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included.in separate graph) Dollars in billions MORTGAGES CRE1 SANTANDER REAL ESTATE CAPITAL (“SREC”) HOME EQUITY Outstandings* NPLs to Total Loans Net Charge-Offs

31 $7.6 $7.9 $8.5 $9.4 $10.6 0.6% 0.6% 0.6% 0.5% 0.4% 1.0% 0.9% 0.8% 0.6% 0.4% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2Q20 3Q20 4Q20 1Q21 2Q21 $1.2 $1.1 $1.1 $1.2 $1.3 1.7% 1.5% 1.2% 1.0% 0.9% 5.6% 5.4% 5.3% 4.6% 3.6% (-3.0%) (-1.0%) 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% - $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 2Q20 3Q20 4Q20 1Q21 2Q21 $14.6 $14.1 $14.4 $14.0 $13.1 0.8% 0.9% 1.1% 1.3% 1.2% 0.7% 0.7% 0.8% 0.6% 0.6% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2Q20 3Q20 4Q20 1Q21 2Q21 $7.4 $6.5 $6.4 $6.3 $6.5 0.1% 0.1% 0.1% 0.1% 0.1% 0.6% 0.3% 0.1% 0.2% 0.0% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2Q20 3Q20 4Q20 1Q21 2Q21 SBNA: ASSET QUALITY (CONTINUED) 1 2 3 * Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset Based .Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse, Other Non-Core Commercial, Chrysler .Auto Finance, .Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere and all other Commercial Business segments. Other Consumer = Direct Consumer, Indirect Consumer, Recreation Vehicle (“RV”)/Marine, Credit Cards, SFC, & Retail run-off Indirect Auto = Origination program assets through SC, full roll-out in Q2’18 Dollars in billions COMMERCIAL BANKING1 OTHER CONSUMER2 INDIRECT AUTO3 CIB Outstandings* NPLs to Total Loans Net Charge-Offs

SBNA: CAPITAL RATIOS


CET1
15.2%
15.4%
15.7%
16.1%
16.2%
2Q20
3Q20
4Q20
1Q21
2Q21


TIER 1 LEVERAGE RATIO
11.7%
12.1%
12.1%
12.1%
12.0%
2Q20
3Q20
4Q20
1Q21
2Q21


TIER 1 RISK-BASED CAPITAL RATIO
15.2%
15.4%
15.7%
16.1%
16.2%
2Q20
3Q20
4Q20
1Q21
2Q21


TOTAL RISK-BASED CAPITAL RATIO
16.4%
16.6%
16.9%
17.4%
17.4%
2Q20
3Q20
4Q20
1Q21
2Q21

32

Santander

33 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY 9% 68% 126% 2% -17% -32% '19 v '21 YoY 33% 104%228%128% 48% -1% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY -6% -6% 41% 106% 27% 11% '19 v '21 YoY -12% -18% 24% 23% -3% 5% $0 $100 $200 $300 $400 $500 $600 $700 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY -8% -12% 47% 258%127% 29% '19 v '21 YoY 5% 2% 20% -3% -17% -33% $0 $200 $400 $600 $800 $1,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY 5% 3% 52% 174% 58% 44% '19 v '21 YoY 1% -11% 26% 54% 44% 77% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Core Retail Auto ($ in Millions) Chrysler Lease ($ in Millions) Chrysler Capital Loans, <6401 ($ in Millions) Chrysler Capital Loans, ≥6401 ($ in Millions) 2019 2020 2021 SC AUTO MONTHLY ORIGINATIONS 1 Approximate FICO scores

34 0.0 5.0 10.0 15.0 20.0 25.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 (%) 22.3 19.1 17.0 16.1 16.1 15.8 17.9 18.4 18.5 18.3 17.1 16.1 2020 (%) 17.2 15.6 13.7 12.9 12.6 8.1 6.7 5.5 7.9 9.5 9.5 10.7 2021 (%) 10.3 9.4 9.4 7.4 6.3 6.0 0.0 25.0 50.0 75.0 100.0 125.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 (%) 49.0 54.6 66.1 62.5 62.4 56.0 55.2 59.2 53.2 52.9 57.5 46.2 2020 (%) 46.0 53.0 52.1 32.1 49.1 62.1 81.7 126.1 76.4 78.2 60.5 54.8 2021 (%) 58.9 63.1 86.8 110.8 127.0 107.1 (3.0) 0.0 3.0 6.0 9.0 12.0 15.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 (%) 11.3 8.7 5.8 6.1 6.1 7.0 8.0 7.5 8.6 8.6 7.3 8.7 2020 (%) 9.3 7.3 6.6 8.7 6.4 3.1 1.2 -1.4 1.9 2.1 3.7 4.8 2021 (%) 4.2 3.5 1.2 -0.8 -1.7 -0.4 SC AUTO LOSS & RECOVERY RATIOS (ANNUALIZED) Gross Charge-off Ratio (%) Recovery Rates (% of Gross Loss) Net Charge-off Ratio (%) 2019 2020 2021

35 SBNA: NON-GAAP RECONCILIATIONS ($ in Millions) 2Q20 3Q20 4Q20 1Q21 2Q21 SBNA pre-tax pre-provision income Pre-tax income, as reported (1,953)$ 81$ 40$ 194$ 197$ (Release of)/provision for credit losses 266 68 46 (60) (53) Pre-tax pre-provision income (1,687) 149 86 134 144 CET1 to risk-weighted assets CET1 capital 10,168$ 10,219$ 10,267$ 10,394$ 10,567$ Risk-weighted assets 67,065 66,507 65,520 64,521 65,047 Ratio 15.2% 15.4% 15.7% 16.1% 16.2% Tier 1 leverage Tier 1 capital 10,168$ 10,219$ 10,267$ 10,394$ 10,567$ Avg total assets, leverage capital purposes 86,547 84,264 84,620 85,690 88,377 Ratio 11.7% 12.1% 12.1% 12.1% 12.0% Tier 1 risk-based Tier 1 capital 10,168$ 10,219$ 10,267$ 10,394$ 10,567$ Risk-weighted assets 67,065 66,507 65,520 64,521 65,047 Ratio 15.2% 15.4% 15.7% 16.1% 16.2% Total risk-based Risk-based capital 11,005$ 11,050$ 11,085$ 11,199$ 11,344$ Risk-weighted assets 67,065 66,507 65,520 64,521 65,047 Ratio 16.4% 16.6% 16.9% 17.4% 17.4%

36 SBNA: NON-GAAP RECONCILIATIONS (cont.) SBNA Texas Ratio ($ in Millions) 2Q20 3Q20 4Q20 1Q21 2Q21 Total equity 12,306$ 12,307$ 12,280$ 12,222$ 12,383$ Goodwill and other intangibles (1,788) (1,789) (1,787) (1,784) (1,784) Allowance for loan losses 1,249 1,244 1,226 1,153 1,069 Total equity and loss allowances for Texas Ratio 11,767$ 11,762$ 11,719$ 11,591$ 11,668$ Nonperforming assets 453$ 424$ 502$ 537$ 586$ 90+ DPD accruing 6 5 3 3 2 Accruing troubled debt restructurings 132 178 198 247 384 Total nonperforming assets 591$ 607$ 703$ 787$ 972$ Texas ratio 5.0% 5.2% 6.0% 6.8% 8.3%

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